DYNAMIC HEALTH PRODUCTS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma data presented in the unaudited pro forma condensed consolidated balance sheet and statements of operations are included in order to illustrate the effect on the Company’s financial statements of the transaction described below:

On November 22, 2002, the Company distributed 1,933,000 shares of DrugMax, Inc. common stock to its shareholders, pursuant to the October 10, 2002 approval by the Company’s Board of Directors of a dividend distribution to holders of record of its issued and outstanding common shares as of October 10, 2002. Subsequent to the distribution, the Company owns no shares of DrugMax, Inc. common stock.

For purposes of the pro forma balance sheet as of September 30, 2002, adjustments are presented as if the distribution had occurred on September 30, 2002. For purposes of the pro forma statement of operations for the six months ended September 30, 2002, adjustments are presented as if the distribution had occurred on April 1, 2002. For purposes of the pro forma statement of operations for the year ended March 31, 2002, adjustments are presented as if the distribution had occurred on April 1, 2001.

The pro forma information is based on the following historical financial statements after giving effect to the transaction and the assumptions and adjustments in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited condensed consolidated financial statements of the Company as of and for the six months ended September 30, 2002 (as filed on the Company’s Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2002), and

The audited consolidated financial statements of the Company as of and for the year ended March 31, 2002 (as filed on the Company’s Annual Report on Form 10-KSB for the fiscal year ended March 31, 2002).

These unaudited pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if the transaction had been in effect on the date indicated or which may be obtained in the future.

In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s Audited Consolidated Financial Statements and the Notes thereto.

DYNAMIC HEALTH PRODUCTS, INC. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Balance Sheet
September 30, 2002

	Historical	Pro Forma
	Dynamic Health Products, Inc.	Adjustments for Disposition		As Adjusted
Assets:
Current assets:
Cash and cash equivalents	$276,932	$—		$276,932
Certificate of deposit	45,368	—		45,368
Marketable equity securities, net	4,196	—		4,196
Accounts receivable, net	119,335	—		119,335
Inventories	103,174	—		103,174
Prepaid expenses	58,309	—		58,309
Other current assets	114,406	—		114,406
Due from affiliates	2,683	—		2,683
Due from related parties	—	—		—
Notes receivable, net	—	—		—
Notes receivable from affiliate	35,907	—		35,907

Total current assets	760,310	—		760,310

Property, plant and equipment, net	1,399,323	—		1,399,323

Intangible assets, net	25,205	—		25,205
Investments in unconsolidated affiliates	4,375,818	(3,800,074	)(a)	575,744
Notes receivable	1,071,027	—		1,071,027
Note receivable from affiliate	—	—		—
Other assets, net	15,489	—		15,489

Total assets	$7,647,172	$(3,800,074)		$3,847,098

Liabilities and Shareholders’ Equity:
Current liabilities:
Accounts payable	$238,812	$—		$238,812
Other payables	163,918	—		163,918
Current portion of long-term obligations	41,057	—		41,057
Accrued expenses	45,153	642,000	(b)	687,153
Obligations to affiliates	34,863	—		34,863

Total current liabilities	523,803	642,000		1,165,803

Deferred income taxes	1,096,782	(848,058	)(c)	248,724
Long-term obligations, less current portion	879,430	—		879,430

Total liabilities	2,500,015	(206,058)		2,293,957

Commitments and contingencies

Shareholders’ equity:
Series A Convertible Preferred stock, $.01 par value; 400,000 shares authorized; no shares issued and outstanding	—	—		—
Series B 6% Cumulative Convertible Preferred stock, $.01 par value; 800,000 shares authorized; no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 20,000,000 shares authorized; 3,082,875 shares issued and outstanding	30,828	—		30,828
Additional paid-in capital	2,538,144	—		2,538,144
Retained earnings	2,644,117	(1,383,824	)(d)
		(2,416,250	)(e)
		206,058	(f)	(949,899)
Accumulated other comprehensive income:
Unrealized losses on marketable equity securities	(65,932)	—		(65,932)

Total shareholders’ equity	5,147,157	(3,594,016)		1,553,141

Total liabilities and shareholders’ equity	$7,647,172	$(3,800,074)		$3,847,098

See notes to unaudited pro forma condensed consolidated financial statements.

DYNAMIC HEALTH PRODUCTS, INC.
Unaudited Pro Forma Condensed Consolidated Statement Of Operations
For the Six Months Ended September 30, 2002

	Historical	Pro Forma
	Dynamic Health Products, Inc.	Adjustments For Disposition		As Adjusted
Revenues	$420,402	$—		$420,402
Cost of goods sold	166,481	—		166,481

Gross profit	253,921	—		253,921

Selling, general and administrative expenses	518,675	—		518,675

Operating loss before other income and expense	(264,754)	—		(264,754)

Other income (expense):
Interest income	57,680	—		57,680
Gain on distribution	—	869,261	(a)	869,261
Other income and expenses, net	99,343	—		99,343
Equity in income (loss) of affiliated companies	(3,538,730)	3,494,265	(b)	(44,465)
Losses on marketable equity securities, net	(21,570)	—		(21,570)
Interest expense	(34,043)	—		(34,043)

Total other income (expense)	(3,437,320)	4,363,526		926,206

Net income (loss) before income taxes	(3,702,074)	4,363,526		661,452

Income tax expense (benefit)	(1,328,400)	733,199	(c)	(595,201)

Net income (loss)	(2,373,674)	3,630,327		1,256,653

Preferred stock dividends	—	—		—

Net income (loss) available to common shareholders	$(2,373,674)	$3,630,327		$1,256,653

Basic income (loss) per share	$(0.77)			$0.41

Basic weighted average number of common shares outstanding	3,072,258			3,072,258

Diluted income (loss) per share	$(0.77)			$0.41

Diluted weighted average number of common shares outstanding	3,072,258			3,072,258

See notes to unaudited pro forma condensed consolidated financial statements.

DYNAMIC HEALTH PRODUCTS, INC. AND SUBSIDIARIES
Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements
September 30, 2002

(1)	The unaudited pro forma balance sheet gives effect to the distribution as if it had occurred on September 30, 2002.

Adjustments reflect the following:

(a)	Reflects the elimination of the investment in DrugMax, Inc.

(b)	Reflects the current accrued income tax liability resulting from the distribution.

(c)	Reflects the reduction in the deferred tax liability.

(d)	Reflects the loss on the distribution of the investment.

(e)	Reflects the reduction due to the dividend.

(f)	Reflects the net income tax benefit.

(2)	The unaudited pro forma statement of operations gives effect to the distribution as if it had occurred on April 1, 2002.

Adjustments reflect the following:

(a)	Reflects the gain on the distribution.

(b)	Reflects the decrease in equity in loss of affiliated companies.

(c)	Reflects the decrease in income tax benefit.

DYNAMIC HEALTH PRODUCTS, INC.
Unaudited Pro Forma Condensed Consolidated Statement Of Operations
For the Year Ended March 31, 2002

	Historical	Pro Forma
	Dynamic Health Products, Inc.	Adjustments For Disposition		Consolidated
	(Audited)			(Unaudited)
Revenues	$845,981	$—		$845,981
Cost of goods sold	267,528	—		267,528

Gross profit	578,453	—		578,453

Operating expenses:
Selling, general and administrative expenses	1,330,240	—		1,330,240
Bad debt expense	839,518	—		839,518

Total operating expenses	2,169,758	—		2,169,758

Operating loss before other income and expense	(1,591,305)	—		(1,591,305)

Other income (expense):
Interest income	111,942	—		111,942
Gain on distribution	—	1,082,324	(a)	1,082,324
Gain on transfer of equity securities	301,107	—		301,107
Gains on exchanges of equity securities	83,344	—		83,344
Gain (loss) on sale of assets	(4,655)	—		(4,655)
Other income and expenses, net	388,653	—		388,653
Equity in income (loss) of affiliated companies	627,959	(647,096	)(b)	(19,137)
Losses on marketable equity securities, net	(18,789)	—		(18,789)
Interest expense	(143,632)	—		(143,632)

Total other income (expense)	1,345,929	435,228		1,781,157

Income (loss) from continuing operatings before income taxes	(245,376)	435,228		189,852

Income tax expense (benefit)	(765,460)	(716,063	)(c)	(1,481,523)

Income from continuing operations	520,084	$1,151,291		$1,671,375

Discontinued operations:
Loss from operations of Dynamic Life Korea Ltd., income taxes not applicable	(473,232)
Gain on sale of Dynamic Life Korea Ltd., less applicable income taxes of $594,172	985,709

Net income	1,032,561

Preferred stock dividends	4,191

Net income available to common shareholders	$1,028,370

Basic income per share from continuing operations	$0.18			$0.57

Basic income per share from discontinued operations	0.17

Basic income per share	$0.35

Basic weighted average number of common shares outstanding	2,934,579			2,934,579

Diluted income per share from continuing operations	$0.16			$0.51

Diluted income per share from discontinued operations	0.16

Diluted income per share	$0.32

Diluted weighted average number of common shares outstanding	3,263,209			3,263,209

See notes to unaudited pro forma condensed consolidated financial statements.

DYNAMIC HEALTH PRODUCTS, INC. AND SUBSIDIARIES
Notes To Unaudited Pro Forma Condensed Combined Financial Statements
March 31, 2002

(1)	The unaudited pro forma statement of operations gives effect to the distribution as if it had occurred on April 1, 2002.

Adjustments reflect the following:

(a)	Reflects the gain on the distribution.

(b)	Reflects the decrease in equity in income of affiliated companies.

(c)	Reflects the net increase in income tax benefit.